UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 18, 2005
(Date of earliest event reported)

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

363 N. Sam Houston Parkway E., Suite 1200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 876-0120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

          Ultra Petroleum Corporation, through its subsidiary, Ultra Resources, Inc. (collectively, the “Company”), participates in a revolving credit facility with a group of banks led by JP Morgan Chase Bank, N.A.  On November 18, 2005, the Company entered into a fourth amendment (the “Fourth Amendment”) to the Second Amended and Restated Credit Agreement, dated as of June 9, 2004, by and among the Company, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, N.A.) and the other financial institutions and banks signatory thereto, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 10, 2004, and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of November 1, 2004, and as amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of May 5, 2005 (as so amended, the “Credit Agreement”).  The Fourth Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

          The Fourth Amendment amends the Credit Agreement by, among other things:

•

increasing the borrowing base from $500,000,000 to $800,000,000, which increase constitutes the regularly scheduled borrowing base re-determination for October 2005 contemplated by the Credit Agreement;

•

allowing the Company to declare and pay dividends and distributions from time to time on its capital stock, provided that the aggregate outstanding credit exposure by all banks party to the Credit Agreement on both the date of declaration and the date of distribution of any dividend payment does not exceed 85% of the aggregate commitment amount then in effect; and

•

allowing the Company to redeem, repurchase, retire or otherwise acquire shares of its capital stock, provided that on the date of payment in connection with any such share acquisition (i) the aggregate outstanding credit exposure by all banks party to the Credit Agreement does not exceed 85% of the aggregate commitment amount then in effect and (ii) the Company is not subject to a then-continuing event of default.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

     (d)   Exhibits

Exhibit Number	Title of Document

10.1

Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of November 14, 2005 and effective as of November 18, 2005, by and among Ultra Resources, Inc., JPMorgan Chase Bank, N.A., and the several banks and financial institutions party thereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORPORATION

November 23, 2005	By:	/s/ Michael D. Watford

Chairman, President and
Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

10.1

Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of November 14, 2005 and effective as of November 18, 2005, by and among Ultra Resources, Inc., JPMorgan Chase Bank, N.A., and the several banks and financial institutions party thereto.